UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 14, 1999

                         Commission File Number 0-21884


                              REXALL SUNDOWN, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


              FLORIDA                                         59-1688986
              -------                                         ----------
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)


            6111 Broken Sound Parkway, NW, Boca Raton, Florida 33487
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (561) 241-9400
                                                            -------------

                                       N/A
                                       ---
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         Reference is hereby made to that certain Press Release issued by the Registrant on December 15, 1999 which is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated December 15, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     REXALL SUNDOWN, INC.


Date:  December 15, 1999                             /s/ Damon DeSantis
                                                     ---------------------------
                                                     Name:  Damon DeSantis,
                                                     Title:  President and Chief
                                                             Executive Officer